STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended		6 Months Ended
	Nov. 30, 2018	Nov. 30, 2017	Nov. 30, 2018	Nov. 30, 2017
Operating expenses
General and administrative expenses	$ 0	$ 149,267	$ 0	$ 163,062
Professional expenses	0	9,640	0	37,932
Total operating expenses	0	158,907	0	200,994
Other income
Exchange gain (loss)	0	0	0	0
Total other income (expense)	0	0	0	0
Net loss	$ 0	$ (158,907)	$ 0	$ (200,994)
Net loss per common share - Basic and Diluted	$ (0.00)	$ (0.00)	$ (0.00)	$ (0.00)
Weighted average number of shares outstanding	47,737,363	47,980,000	47,737,363	47,737,363